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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement No. 333-13393 of our report dated February 15, 1999, included in the Form 10-K of Ocean Energy, Inc. for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.




                                                             ARTHUR ANDERSEN LLP

Houston, Texas
May 22, 2001